                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2000

                             VEECO INSTRUMENTS INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      0-16244                 11-2989601
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(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File Number)          Identification No.)

Terminal Drive, Plainview, New York                            11803
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (516) 349-8300
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

                  Reference is made to the Registrant's press release dated May 5, 2000, incorporated herein by reference and included as an exhibit hereto.

Item 7            FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

EXHIBIT NO.         EXHIBIT

    99 Press Release of the Registrant, dated May 5, 2000 (filed herewith).




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VEECO INSTRUMENTS INC.

Date: May 12, 2000                   By: /S/GREGORY A. ROBBINS
                                         -------------------------
                                         Gregory A. Robbins
                                         Vice President and General Counsel


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                                  EXHIBIT INDEX

                                                                  Sequential
Exhibit                                                            Page No.
-------                                                            --------
  99                 Press Release of the Registrant,
                     dated May 5, 2000


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